EXHIBIT 32.1

Certification of Principal Executive Officer and Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, John Castillo Eggermont, the Principal Executive Officer and Principal Financial Officer of Kopjaggers, Inc. (the "Company"), hereby certify, that, to my knowledge:

1. The Quarterly Report on Form 10-K for the year ended December 31, 2013 (the "Report") of the Company fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2014	By:	/s/ John Castillo Eggermont
Name: John Castillo Eggermont
Title: Chief Executive Officer and Chief Financial Officer